[logo] M F S(R)                                                SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                              JUNE 30, 2001

[graphic omitted]

               A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
               MFS(R) NEW DISCOVERY
               SERIES

MFS(R) NEW DISCOVERY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and       Massachusetts Financial Services Company
Chief Executive Officer, MFS            500 Boylston Street
Investment Management(R)                Boston, MA 02116-3741

Nelson J. Darling, Jr.+ - Private       DISTRIBUTOR
investor and trustee                    MFS Fund Distributors, Inc.
                                        500 Boylston Street
William R. Gutow+ - Private investor    Boston, MA 02116-3741
and real estate consultant; Vice
Chairman, Capitol Entertainment         INVESTOR SERVICE
Management Company (video franchise)    MFS Service Center, Inc.
                                        P.O. Box 2281
CHAIRMAN AND PRESIDENT                  Boston, MA 02107-9906
Jeffrey L. Shames*
                                        For additional information,
PORTFOLIO MANAGER                       contact your investment professional.
Neil D. Wagner*
                                        CUSTODIAN
TREASURER                               State Street Bank and Trust Company
James O. Yost*
                                        WORLD WIDE WEB
ASSISTANT TREASURERS                    www.mfs.com
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

Develop a long-term financial plan with the help of an investment professional Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
------------
(1)Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2)Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association
   (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3)Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4)Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2001, Initial Class shares of the series provided a total return of -1.54% and Service Class shares -1.70%. These returns, which include the reinvestment of any distributions, compare to a return over the same period of 6.94% for the series' benchmark, the Russell 2000 Index (the Russell 2000). The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded on the NYSE, AMEX, and the NASDAQ.

We believe we underperformed our benchmark, which includes both value and growth stocks, because this is an aggressive growth portfolio, and we stayed true to our style and our mandate. For example, we have tended to be overweighted in technology and technology-related companies relative to our benchmark, and the market over the past six months was very volatile and very tough on the high-growth stocks in which we invested.

That being said, we think there are at least two reasons why staying with our aggressive style may result in strong performance over the long term. First, our experience has been that when stocks -- especially stocks of high-growth companies -- turn upward after a difficult period, they have tended to do so quickly. We feel investors who sell these stocks during a downturn may often miss some of the best returns when the market begins to move upward again.

Second, we believe a downturn is precisely the time to be increasing our aggressiveness and seizing the opportunity to buy what our research indicates are good companies trading at distressed prices. Although this may cause the portfolio to underperform in the short term, we feel this will help position us to potentially outperform in a recovering market. We think there has been more opportunity in the market today than there was 12 or 18 months ago when investors seemed almost uniformly bullish.

In the software and semiconductor areas, for example, volatility in the first half of 2001 presented us with a number of buying opportunities. We increased our positions in several companies that we felt were trading at undervalued levels -- such as TIBCO Software and semiconductor firms Marvell Technology and Exar Corp. -- because our research indicated these firms could emerge from this economic slowdown with strong positions in their respective markets.

Looking ahead, we think the long-term small-cap opportunities may continue to be largely in three sectors that we have focused on for some time: technology, health care, and business services. (Business services refers to companies that provide outsourced services such as transaction processing and data management to other businesses.) In our experience, these have been the most fruitful industries for finding attractive small-cap growth firms and have also tended to feature companies with attractive business models and high profit margins.

Looking at our top positions, we believe we have strong holdings in each of these sectors, and that a number of these companies could do well even without a significant snapback in the economy. Caremark Rx, for example, has a strong market share in pharmacy benefit management; it manages drug benefits for HMOs and employers, addressing an urgent need to contain prescription drug inflation. DaVita is the nation's second-largest provider of kidney dialysis services. CYTYC is the developer of the ThinPrep System for cervical cancer detection, which is rapidly replacing the Pap smear as a clinical standard. In the technology sector, RSA Security provides software that allows secure commercial transactions on the Internet. And in the business services arena, NOVA Corp. processes credit card transactions for over 500,000 small and medium-sized merchant locations.

CSG Systems, another holding in the business services sector, provides a good example of how our research process tries to uncover opportunities. CSG sends monthly bills to nearly half of all U.S. cable television subscribers. Cable firms outsource their customer billing to CSG, which processes and mails the bills and collects the money. We have followed the company for a number of years and feel we know its management well. However, the company has not been highly followed or well understood by Wall Street, in our opinion.
We had a small position in CSG late last year when the stock took a sudden dive on the news that its largest customer, AT&T Broadband, might defect to another vendor. While it was common knowledge that AT&T had a long-term contract with CSG, the market seemed to believe that contract could be broken. We thought otherwise. Based on our ongoing meetings with company management and our knowledge of the contract, we believed there was no economical way for AT&T to get out of the agreement. We felt the noise about defecting to another vendor was largely a negotiating tactic. So we used the drop in the stock as an opportunity to increase our CSG position at what we felt was an attractive price. AT&T later confirmed its decision to stay with CSG Systems, and the stock has since performed quite well for us. Looking ahead, we also feel confident that the terms of the contract between CSG and AT&T ensure its survival of any potential buyout of AT&T Broadband by another cable vendor.

An unusual situation in the portfolio is our strong energy weighting. We feel that, historically, energy has seldom been a fertile sector for small-cap investing. However, in 1999 we believe our research analysts were early in spotting a supply/demand imbalance (supply insufficient to meet demand) in the oil and gas industries that would later impact commodity prices. The series moved to a strong weighting in drilling and offshore services companies such as Global Industries and Noble Drilling.

Many of these stocks did well in 2000 but have hurt our performance in the first half of 2001. It seems to us that the market may believe falling commodity prices are signaling the end of the energy cycle. According to our research, however, the supply of natural gas in particular has not seriously increased and the fundamental imbalance between supply and demand remains. We think that falling gas prices may in fact increase this tightness of supply, as lower prices induce commercial users and power plants -- some of which switched to oil when natural gas prices skyrocketed -- to switch back to natural gas. We think that drilling for new supplies will therefore remain strong, and that our stocks in exploration and production companies could potentially do well in the period ahead.

In closing, it should be noted that I became manager of the portfolio during the period, replacing Brian Stack. We do not feel investors will experience any significant change in management style, as I plan to manage the portfolio in the same manner that we believe has worked well over the past several years. I worked closely with Brian for the past three years, and we have shared a similar investment style and a similar way of looking at the small-cap market.

     Respectfully,

 /s/ Neil D. Wagner

     Neil D. Wagner
     Portfolio Manager

Note to Shareholders: Neil D. Wagner became portfolio manager of the series effective May 25, 2001, succeeding Brian E. Stack.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Neil D. Wagner is Vice President of MFS Investment Management(R) and portfolio manager of the small cap growth portfolios of our mutual funds, institutional accounts, and variable annuities.

Neil joined MFS in 1998 as an equity analyst covering the telecommunications software, semiconductor, and semiconductor equipment industries. He has focused on small- and mid-cap investing since he began his investment career in 1995. He became portfolio manager of our institutional small-cap portfolios in July 2000 and was named portfolio manager of our small-cap mutual fund for retail investors, MFS(R) New Discovery Fund, in May 2001.

Prior to joining MFS, Neil worked from 1997 to 1998 as a senior research analyst following small-cap stocks for DFS Advisors LLC in Boston. From 1995 to 1997 he was an analyst at Berkshire Partners, a private equity investment firm in Boston. He began his career as a management consultant with Bain and Co., where he worked from 1993 to 1995. Neil received a bachelor's of arts degree in mathematics and physics from Colgate University.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 1, 1998

Class inception: Initial Class May 1, 1998
                 Service Class May 1, 2000

Size: $253.0 million as of June 30, 2001

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Total Rates of Return through June 30, 2001

Initial Class

                           6 Months               1 Year                Life*
-------------------------------------------------------------------------------
Cumulative Total Return      -1.54%              -10.93%              +71.02%
-------------------------------------------------------------------------------
Average Annual Return          --                -10.93%              +18.48%
-------------------------------------------------------------------------------

Service Class
                           6 Months               1 Year                Life*
-------------------------------------------------------------------------------
Cumulative Total Return      -1.70%              -11.13%              +70.64%
-------------------------------------------------------------------------------
Average Annual Return          --                -11.13%              +18.40%
-------------------------------------------------------------------------------
*For the period from the commencement of the series' investment operations, May 1, 1998, through June 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus for details. Periods less than one year are actual not annualized.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RESULTS ARE HISTORICAL AND, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

RISK CONSIDERATIONS

Investing in small or emerging growth companies is risker than investing in more-established companies.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2001

Stocks - 89.7%
------------------------------------------------------------------------------
ISSUER                                                  SHARES           VALUE
------------------------------------------------------------------------------
U.S. Stocks - 86.1%
  Aerospace & Defense - 0.3%
    Teledyne Technologies, Inc.*                        41,730    $    634,296
------------------------------------------------------------------------------
  Airlines - 0.7%
    Skywest, Inc.                                       60,726    $  1,668,750
------------------------------------------------------------------------------
  Agricultural Products - 0.5%
    Delta and Pine Land Co.                             64,550    $  1,268,408
------------------------------------------------------------------------------
  Auto Parts - 0.5%
    Brooks Automation, Inc.*                            24,761    $  1,148,910
------------------------------------------------------------------------------
  Biotechnology - 0.1%
    Harvard Bioscience, Inc.*                           30,180    $    333,791
------------------------------------------------------------------------------
  Business Machines - 1.5%
    Affiliated Computer Services, Inc., "A"*            52,941    $  3,806,987
------------------------------------------------------------------------------
  Business Services - 16.6%
    BISYS Group, Inc.*                                  55,090    $  3,297,137
    Braun Consulting, Inc.*                            128,400       1,027,200
    C.H. Robinson Worldwide, Inc.                       17,700         495,423
    Concord EFS, Inc.*                                  76,493       4,272,134
    CSG Systems International, Inc.*                    55,946       3,315,360
    Dendrite International, Inc.*                      144,483       1,632,658
    Dycom Industries, Inc.*                             32,400         742,932
    EGL, Inc.*                                          74,450       1,191,200
    eLoyalty Corp.*                                    226,880         208,730
    Gartner Group, Inc., "A"*                           44,180         485,980
    Global Payments, Inc.*                              79,274       2,386,147
    I-Many, Inc.*                                       67,180         886,776
    infoUSA, Inc.*                                      98,466         574,057
    Meta Group, Inc.*                                   25,977          62,864
    Mettler Toledo International, Inc.*                 26,572       1,149,239
    Modis Professional Services, Inc.*                 138,649         956,678
    National Data Corp.                                 99,045       3,209,058
    Navigant Consulting Co.*                           161,340       1,322,988
    NCO Group, Inc.*                                    43,880       1,357,208
    NOVA Corp.*                                        159,745       5,023,980
    Peregrine Systems, Inc.*                            71,502       2,184,386
    Predictive Systems, Inc.*                           92,010         354,239
    Probusiness Services, Inc.*                         43,025       1,117,359
    Radiant Systems, Inc.*                              66,059       1,031,181
    Spherion Corp.*                                     93,320         835,214
    Technology Solutions Co.*                          157,002         273,183
    WebMD Corp.*                                       362,620       2,512,957
                                                                  ------------
                                                                  $ 41,906,268
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.3%
    Documentum, Inc.*                                   31,680    $    404,237
    HNC Software, Inc.*                                 85,175       1,839,780
    Verity, Inc.*                                       51,290       1,011,952
                                                                  ------------
                                                                  $  3,255,969
------------------------------------------------------------------------------
  Computer Software - Services - 6.3%
    Art Technology Group, Inc.*                        101,100    $    575,259
    CheckFree Corp.*                                    40,128       1,382,811
    Concord Communications, Inc.*                        6,340          55,222
    Covansys Corp.*                                     73,993         822,062
    ePresence, Inc.*                                    24,720          90,970
    Hyperion Solutions Corp.*                          142,437       2,133,706
    Lightspan, Inc.*                                   189,601         229,417
    MetaSolv, Inc.*                                    103,606         828,848
    Micromuse, Inc.*                                    23,000         646,760
    Netegrity, Inc.*                                    21,967         699,649
    Onyx Software Corp.*                                92,880         654,804
    Portal Software, Inc.*                             107,300         434,565
    RSA Security, Inc.*                                102,299       3,171,269
    SonicWall, Inc.*                                    38,800         902,100
    TIBCO Software, Inc.*                               63,900         878,625
    Tier Technologies, Inc.*                           106,998       1,021,831
    Watchguard Technologies, Inc.*                     113,495       1,105,441
    webMethods, Inc.*                                   15,600         328,692
                                                                  ------------
                                                                  $ 15,962,031
----------------------------------------------------------------------------
  Computer Software - Systems - 4.9%
    Acxiom Corp.*                                       71,815    $    912,050
    Aspen Technology, Inc.*                            134,164       3,219,936
    Computer Network Technology Corp.*                 119,358       1,083,771
    Cysive, Inc.*                                       51,849         161,250
    E.piphany, Inc.*                                    42,295         431,409
    JNI Corp.*                                          54,912         735,821
    NetIQ Corp.*                                        23,900         732,057
    Pinnacle Systems, Inc.*                             81,420         495,848
    Sapient Corp.*                                      38,930         381,514
    StorageNetworks, Inc.*                              53,400         905,664
    Synopsys, Inc.*                                     28,678       1,359,337
    Transaction System Architects, Inc., "A"*          118,319       1,473,072
    Wind River Systems, Inc.*                           34,176         595,004
                                                                  ------------
                                                                  $ 12,486,733
------------------------------------------------------------------------------
  Construction Services - 0.7%
    Martin Marietta Materials, Inc.                     37,981    $  1,879,680
------------------------------------------------------------------------------
  Consumer Goods & Services - 0.1%
    Sportsline USA, Inc.*                               50,947    $    131,443
------------------------------------------------------------------------------
  Containers - 0.8%
    Ivex Packaging Corp.*                              104,272    $  1,981,168
------------------------------------------------------------------------------
  Drugs & Health Care - 0.4%
    Inhale Therapeutic Systems Co.*                     42,500    $  1,019,575
------------------------------------------------------------------------------
  Electronics - 4.7%
    Anadigics, Inc.*                                    35,286    $    737,477
    Cable Design Technologies Corp.*                    70,145       1,133,543
    Cirrus Logic, Inc.*                                 49,100       1,247,140
    Credence Systems Corp.*                              9,830         231,791
    DSP Group, Inc.*                                    43,760         921,148
    DuPont Photomasks, Inc.*                             5,264         254,778
    Exar Corp.*                                         51,650       1,020,088
    GlobeSpan, Inc.*                                    46,400         672,800
    hi/ fn, Inc.*                                       38,090         563,732
    Marvell Technology Group Ltd.*                      53,530       1,447,986
    MKS Instruments, Inc.*                              30,721         863,875
    Photronics, Inc.*                                   16,973         429,417
    PRI Automation, Inc.*                                1,120          20,160
    SIPEX Corp.*                                        31,279         334,685
    Varian Semiconductor Equipment Associates, Inc.*    22,230         898,092
    Veeco Instruments, Inc.*                            12,652         512,659
    Zoran Corp.*                                        17,037         511,110
                                                                  ------------
                                                                  $ 11,800,481
------------------------------------------------------------------------------
  Energy - 0.5%
    Devon Energy Corp.                                  22,479    $  1,180,148
------------------------------------------------------------------------------
  Energy - Independent
    Reliant Resources, Inc.*                             3,430    $     84,721
------------------------------------------------------------------------------
  Entertainment - 0.5%
    Emmis Broadcasting Corp., "A"*                      20,762    $    659,609
    Spanish Broadcasting Systems, Inc.*                 81,985         664,898
                                                                  ------------
                                                                  $  1,324,507
------------------------------------------------------------------------------
  Financial Institutions - 0.6%
    Federated Investors, Inc., "A"                      29,430    $    947,646
    Financial Federal Corp.*                            18,598         538,412
                                                                  ------------
                                                                  $  1,486,058
------------------------------------------------------------------------------
  Food & Beverage Products - 0.2%
    Del Monte Foods Co.*                                71,423    $    598,525
------------------------------------------------------------------------------
  Furniture & Home Appliances - 0.2%
    Pier 1 Imports, Inc.                                46,600    $    535,900
------------------------------------------------------------------------------
  Gaming & Hotels - 0.4%
    Station Casinos, Inc.*                              61,785    $    988,560
------------------------------------------------------------------------------
  Healthcare - 5.3%
    Caremark Rx, Inc.*                                 637,872    $ 10,492,994
    First Health Group Corp.*                          111,340       2,993,933
                                                                  ------------
                                                                  $ 13,486,927
------------------------------------------------------------------------------
  Insurance - 0.5%
    Gallagher (Arthur J.) & Co.                         16,200    $    421,200
    LandAmerica Financial Group, Inc.                   26,300         837,655
    Willis Group Holdings Ltd.*                          6,340         112,535
                                                                  ------------
                                                                  $  1,371,390
------------------------------------------------------------------------------
  Internet - 1.3%
    CNET Networks, Inc.*                               123,240    $  1,481,345
    Data Return Corp.*                                  87,650         149,005
    Digital Insight Corp.*                              38,320         772,531
    FirePond, Inc.*                                     20,070          22,478
    OneSource Information Services, Inc.*               55,500         452,325
    Retek, Inc.*                                         7,352         320,106
    Websense, Inc.*                                      6,200         122,202
                                                                  ------------
                                                                  $  3,319,992
------------------------------------------------------------------------------
  Machinery - 0.3%
    Asyst Technologies, Inc.*                           50,256    $    728,712
    Cognex Corp.*                                        4,110         122,437
                                                                  ------------
                                                                  $    851,149
------------------------------------------------------------------------------
  Medical & Health Products - 2.5%
    Closure Medical Corp.*                              34,060    $    768,734
    CONMED Corp.*                                       55,950       1,460,295
    Haemonetics Corp.*                                  73,006       2,226,683
    I-STAT Corp.*                                       36,910         534,826
    Novoste Corp.                                       24,000         616,800
    Zoll Medical Corp.*                                 22,400         600,544
                                                                  ------------
                                                                  $  6,207,882
------------------------------------------------------------------------------
  Medical & Health Technology Services - 14.2%
    Allos Therapeutics, Inc.*                           26,780    $    122,920
    Arthrocare Corp.*                                   54,127       1,407,843
    Cyberonics, Inc.*                                   55,173         915,872
    Cyberonics, Inc.*+                                  46,300         782,470
    CYTYC Corp.*                                       185,862       4,280,402
    DaVita, Inc.*                                      296,927       6,036,526
    IDEXX Laboratories, Inc.*                          114,005       3,515,914
    IDX Systems Corp.*                                  20,841         319,076
    IMPATH, Inc.*                                       64,919       2,849,295
    LifePoint Hospitals, Inc.*                          54,124       2,402,023
    Lincare Holdings, Inc.*                             93,400       3,035,500
    Martek Biosciences Corp.*                              554          14,903
    Omnicare, Inc.                                     111,580       2,253,916
    Orthodontic Centers of America, Inc.*               39,927       1,213,382
    Osteotech, Inc.*                                    76,544         345,979
    Parexel International Corp.*                        75,900       1,480,050
    Steris Corp.*                                       52,000       1,042,600
    Sunrise Assisted Living, Inc.*                      27,200         714,000
    Triad Hospitals, Inc.*                              24,017         707,781
    Unilab Corp.                                         4,360         110,918
    V. I. Technologies, Inc.*                           68,447         754,286
    VISX, Inc.*                                         90,170       1,744,789
                                                                  ------------
                                                                  $ 36,050,445
------------------------------------------------------------------------------
  Oil Services - 7.2%
    CARBO Ceramics, Inc.                                28,500    $  1,055,925
    Cooper Cameron Corp.*                               20,733       1,156,902
    Dril-Quip, Inc.*                                    20,894         449,848
    Global Industries, Inc.*                           253,010       3,322,021
    Global Marine, Inc.*                                37,680         701,978
    Grey Wolf, Inc.*                                    52,640         210,560
    Input/Output, Inc.*                                123,504       1,568,501
    Key Energy Services, Inc.*                          77,520         840,317
    National Oilwell, Inc.*                             35,825         960,110
    Noble Drilling Corp.*                               84,672       2,773,008
    Pride International, Inc.                           43,300         822,700
    Trico Marine Services, Inc.*                       235,080       2,491,848
    Varco International, Inc.*                          15,800         294,038
    Weatherford International, Inc.*                    30,110       1,445,280
                                                                  ------------
                                                                  $ 18,093,036
------------------------------------------------------------------------------
  Oils - 2.6%
    EOG Resources, Inc.                                 18,957    $    673,921
    Houston Exploration Co.*                            40,439       1,263,719
    Marine Drilling Companies, Inc.*                    70,700       1,351,077
    Newfield Exploration Co.*                           39,372       1,262,266
    Oceaneering International, Inc.*                    89,900       1,865,425
    Vintage Petroleum, Inc.                             10,400         194,480
                                                                  ------------
                                                                  $  6,610,888
------------------------------------------------------------------------------
  Pharmaceuticals - 0.2%
    Abgenix, Inc.*+                                     13,500    $    597,375
------------------------------------------------------------------------------
  Printing & Publishing - 1.3%
    Scholastic Corp.*                                   80,794    $  3,410,315
------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Pinnacle Holdings, Inc.*                           164,939    $    898,918
------------------------------------------------------------------------------
  Restaurants & Lodging - 2.0%
    AFC Enterprise, Inc.*                                8,850    $    173,371
    California Pizza Kitchen, Inc.*                     43,670       1,021,878
    CEC Entertainment, Inc.*                            10,700         528,045
    Jack in the Box, Inc.*                              10,600         276,660
    Papa John's International, Inc.*                    38,596         958,339
    Sonic Corp.*                                        70,179       2,223,973
                                                                  ------------
                                                                  $  5,182,266
------------------------------------------------------------------------------
  Retail - 0.2%
    Galyan's Trading Co.*                               18,900    $    385,560
------------------------------------------------------------------------------
  Special Products & Services - 1.3%
    Edison Schools, Inc.*                               45,200    $  1,012,028
    Harmonic, Inc.*                                     46,870         420,424
    Sylvan Learning Systems, Inc.*                      78,070       1,903,346
                                                                  ------------
                                                                  $  3,335,798
------------------------------------------------------------------------------
  Technology - 0.5%
    Varian, Inc.*                                       42,706    $  1,367,873
------------------------------------------------------------------------------
  Telecommunications - 4.5%
    Advanced Fibre Communications, Inc.*                69,610    $  1,591,981
    Amdocs Ltd.*                                        20,530       1,105,541
    American Tower Corp., "A"*                          11,000         227,370
    Aware, Inc.*                                        34,077         289,995
    Cabletron Systems, Inc.*                           122,418       2,797,251
    California Amplifier, Inc.*                         14,740          67,214
    Emulex Corp.*                                       16,600         647,732
    Inet Technologies, Inc.*                            33,200         280,208
    NMS Communications Corp.                            86,841         532,335
    Proxim, Inc.*                                       17,955         260,348
    Tekelec Co.*                                        44,480       1,176,496
    Transwitch Corp.*                                   87,680         896,966
    Vignette Corp.*                                    159,200       1,397,776
                                                                  ------------
                                                                  $ 11,271,213
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $217,923,936
------------------------------------------------------------------------------
Foreign Stocks - 3.6%
  Canada - 1.7%
    Intertape Polymer Group, Inc. (Containers)*         65,740    $    893,406
    Mitel Corp. (Telecommunications)*                  329,130       3,353,835
                                                                  ------------
                                                                  $  4,247,241
------------------------------------------------------------------------------
  Ireland - 1.2%
    SmartForce PLC (Internet)*                          81,740    $  2,877,248
------------------------------------------------------------------------------
  Israel - 0.2%
    Fundtech Ltd. (Computer Software - Systems)*        82,960    $    555,832
------------------------------------------------------------------------------
  Mexico - 0.5%
    Grupo Aeroportuario del Sureste S.A. de C.V.,
      ADR (Transportation)*                             69,500    $  1,299,651
------------------------------------------------------------------------------
Total Foreign Stocks                                              $  8,979,972
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $228,741,229)                      $226,903,908
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
------------------------------------------------------------------------------
  United States
    Sitara Networks, 4.63s, 2002
      (Identified Cost, $116,000)                  $       116    $   116,000
------------------------------------------------------------------------------
Convertible Preferred Stock - 0.1%
------------------------------------------------------------------------------
                                                        SHARES
------------------------------------------------------------------------------
U.S. Stocks - 0.1%
  Business Services - 0.1%
    Sitara Networks, Inc.*+
    (Identified Cost, $276,024)                         42,400    $   165,360
------------------------------------------------------------------------------
Warrants
------------------------------------------------------------------------------
U.S. Stocks
    Sitara Networks*                                    35,433   $         35
    Martek Biosciences Corp.*##                            166          4,615
------------------------------------------------------------------------------
Total Warrants (Identified Cost, $35)                            $      4,650
------------------------------------------------------------------------------

Short-Term Obligations - 6.5%
------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
ISSUER                                           (000 OMITTED)          VALUE
------------------------------------------------------------------------------
    Cargill, Inc., due 7/02/01                      $    1,116   $  1,115,873
    Citigroup, Inc., due 7/02/01                         3,902      3,901,552
    Dow Chemical Co., due 7/02/01                        2,267      2,266,739
    General Electric Capital Corp., due 7/02/01          6,655      6,654,242
    Prudential Funding Corp., due 7/02/01                2,518      2,517,712
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $ 16,456,118
------------------------------------------------------------------------------
Repurchase Agreement - 2.7%
------------------------------------------------------------------------------
    Merrill Lynch, dated 06/29/01, due 07/02/01,
      total to be received $6,867,334 (secured by
      various U.S. Treasury & Federal Agency
      obligations in a jointly traded account),
      at Cost                                       $    6,865   $  6,865,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $252,454,406)                $250,511,036
------------------------------------------------------------------------------
Securities Sold Short - (0.9)%
------------------------------------------------------------------------------
                                                        SHARES
------------------------------------------------------------------------------
U.S. Stocks - (0.8)%
  Electronics - (0.4)%
    Applied Materials, Inc.*                           (19,600)  $ (1,003,520)
------------------------------------------------------------------------------
  Retail - (0.4)%
    Circuit City Stores, Inc.                          (55,100)  $   (991,800)
------------------------------------------------------------------------------
Total U.S. Stocks                                                $ (1,995,320)
------------------------------------------------------------------------------
Foreign Stocks - (0.1)%
    Taiwan Semiconductor Manufacturing Co.
      Ltd., ADR (Electronics)                          (22,680)  $   (344,509)
------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $
(2,089,274))                                                     $ (2,339,829)
------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.9%                               4,803,237
------------------------------------------------------------------------------
Net Assets - 100.0%                                              $252,974,444
------------------------------------------------------------------------------
  *Non-income producing security.
 ##SEC Rule 144A restriction.
  +Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
JUNE 30, 2001
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $252,454,406)        $250,511,036
  Investment of cash collateral for securities loaned,
    at identified cost and value                                    620,088
  Deposits with brokers for securities sold short                 2,816,946
  Receivable for investments sold                                 2,362,681
  Receivable for series shares sold                               1,785,120
  Interest and dividends receivable                                  15,393
                                                               ------------
      Total assets                                             $258,111,264
                                                               ------------
Liabilities:
  Payable to custodian                                         $        491
  Payable for dividends on securities sold short                        964
  Securities sold short, at value
    (proceeds received, $2,089,274)                               2,339,829
  Payable for investments purchased                               2,101,480
  Payable for series shares reacquired                               58,917
  Collateral for securities loaned, at value                        620,088
  Payable to affiliates --
    Management fee                                                   12,145
    Reimbursement fee                                                 2,025
    Distribution fee                                                    881
                                                               ------------
      Total liabilities                                        $  5,136,820
                                                               ------------
Net assets                                                     $252,974,444
                                                               ============
Net assets consist of:
  Paid-in capital                                              $269,939,869
  Unrealized depreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                           (2,193,926)
  Accumulated net realized loss on investments
    and foreign currency transactions                           (14,077,508)
  Accumulated net investment loss                                  (693,991)
                                                               ------------
      Total                                                    $252,974,444
                                                               ============
Shares of beneficial interest outstanding                       15,992,089
                                                                ==========
Initial Class shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $169,601,568 / 10,713,598
   shares of beneficial interest outstanding)                      $15.83
                                                                   ======
Service Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $83,372,876 / 5,278,491 shares
    of beneficial interest outstanding)                            $15.79
                                                                   ======

See notes to financial statements.

Statement of Operations (Unaudited)
---------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2001
---------------------------------------------------------------------------
Net investment gain:
  Income -
    Interest                                                    $    404,857
    Dividends                                                         47,348
                                                                ------------
      Total investment income                                   $    452,205
                                                                ------------
  Expenses -
    Management fee                                              $    930,987
    Trustees' compensation                                             3,520
    Shareholder servicing agent fee                                   36,205
    Distribution fee (Service Class)                                  59,080
    Administrative fee                                                18,139
    Custodian fee                                                     44,196
    Printing                                                          31,828
    Auditing fees                                                     14,407
    Legal fees                                                         2,466
    Dividend expense on securities sold short                            964
    Miscellaneous                                                      7,811
                                                                ------------
      Total expenses                                            $  1,149,603
    Fees paid indirectly                                             (13,445)
    Reimbursement of expenses to investment adviser                   10,038
                                                                ------------
      Net expenses                                              $  1,146,196
                                                                ------------
        Net investment loss                                     $   (693,991)
                                                                ------------
  Realized loss (identified cost basis) on investment
     transactions                                               $(11,967,206)
  Change in unrealized appreciation -
    Investments                                                 $  9,709,757
    Securities sold short                                            250,555
                                                                ------------
      Net unrealized gain on investments and foreign
        currency translation                                    $  9,960,312
                                                                ------------
        Net realized and unrealized loss on investments
          and foreign currency                                  $ (2,006,894)
                                                                ------------
          Decrease in net assets from operations                $ (2,700,885)
                                                                ============

See notes to financial statements.

FINANCIAL STATEMENTS - CONTINUED

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED             YEAR ENDED
                                                                       JUNE 30, 2001      DECEMBER 31, 2000
                                                                         (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                  $    (693,991)         $    (477,041)
  Net realized loss on investments and foreign currency transactions     (11,967,206)             5,235,721
  Net unrealized gain on investments and foreign
    currency translation                                                   9,960,312            (15,684,110)
                                                                       -------------          -------------
    Decrease in net assets from operations                             $  (2,700,885)         $ (10,925,430)
                                                                       -------------          -------------

Distributions declared to shareholders from net realized gain on
investments and foreign currency transactions (Initial Class)          $  (4,762,156)         $  (1,180,880)
Distributions declared to shareholders from net realized gain on
  investments and foreign currency transactions (Service Class)           (1,987,317)                  --
                                                                       -------------          -------------
    Total distributions declared to shareholders                       $  (6,749,473)         $  (1,180,880)
                                                                       -------------          -------------

Net increase in net assets from series share transactions              $  75,008,294          $ 181,407,639
                                                                       -------------          -------------
    Total increase in net assets                                       $  65,557,936          $ 169,301,329
Net assets:
  At beginning of period                                               $ 187,416,508          $  18,115,179
                                                                       -------------          -------------
  At end of period (including accumulated net investment
    loss of $693,991 and $0, respectively)                             $ 252,974,444          $ 187,416,508
                                                                       =============          =============

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED
                                                                               DECEMBER 31,                   PERIOD ENDED
                                             SIX MONTHS ENDED         -------------------------------         DECEMBER 31,
                                                JUNE 30, 2001                 2000               1999                1998*
                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $16.61               $17.27             $10.22               $10.00
                                                       ------               ------             ------               ------
Income from investment operations# -
  Net investment income (loss)(S)                      $(0.05)              $(0.08)            $(0.09)              $(0.04)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                    (0.22)               (0.26)              7.53                 0.26
                                                       ------               ------             ------               ------
      Total from investment operations                 $(0.27)              $(0.34)            $ 7.44               $ 0.22
                                                       ------               ------             ------               ------
Less distributions declared to shareholders
  from net realized gain on investments and
  foreign currency transactions                        $(0.51)              $(0.32)            $(0.39)                --
                                                        -----                -----              -----                -----
Net asset value - end of period                        $15.83               $16.61             $17.27               $10.22
                                                       ======               ======             ======               ======
Total return                                            (1.54)%++            (1.99)%            73.41%                2.20%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             1.06%+               1.08%              1.17%                1.17%+
  Net investment loss                                   (0.62)%+             (0.48)%            (0.72)%              (0.74)%+
Portfolio turnover                                         19%                  65%               185%                 130%
Net assets at end of period (000 Omitted)            $169,602             $145,113            $18,115               $1,138

(S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                $(0.05)              $(0.09)            $(0.25)              $(0.28)
    Ratios (to average net assets):
      Expenses##                                         1.05%+               1.11%              2.49%                5.22%+
      Net investment loss                               (0.61)%+             (0.51)%            (2.04)%              (4.79)%+
 * For the period from the commencement of the series' investment operations, May 1, 1998, through December 31, 1998.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED                  PERIOD ENDED
                                                           JUNE 30, 2001            DECEMBER 31, 2000*
                                                             (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
Service Class shares
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $16.59                       $17.73
                                                                  ------                       ------
Income from investment operations# -
  Net investment loss(S)                                          $(0.06)                      $(0.07)
  Net realized and unrealized loss on investments and
    foreign currency                                               (0.24)                       (1.07)
                                                                  ------                       ------
    Total from investment operations                              $(0.30)                      $(1.14)
                                                                  ------                       ------
Less distributions declared to shareholders from net
realized gain on investments and foreign currency
transactions                                                      $(0.50)                      $ --
                                                                  ------                       ------
Net asset value - end of period                                   $15.79                       $16.59
                                                                  ======                       ======
Total return                                                       (1.70)%++                    (6.43)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        1.26%+                       1.26%+
  Net investment loss                                              (0.81)%+                     (0.67)%+
Portfolio turnover                                                    19%                          65%
Net assets at end of period (000 Omitted)                        $83,373                      $42,304

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:

        Net investment loss                                       $(0.06)                      $(0.08)
        Ratios (to average net assets):
          Expenses##                                                1.25%+                       1.29%+
          Net investment loss                                      (0.80)%+                     (0.70)%+

 *For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business Organization
MFS New Discovery Series (the series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2001, there were 91 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. Equity securities reported through the NASDAQ system are reported at fair value as of 4:00 p.m. on June 29, 2001, due to NASDAQ system issues which prompted extended trading hours. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, the value of securities loaned was $604,376. These loans were collateralized by cash of $620,088 which was invested in the following short-term obligations:

                                                               IDENTIFIED COST
                                                 SHARES              AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    620,088               $620,088

Short Sales - The series may enter into short sales. A short sale transaction involves selling a security which the series does not own with the intent of purchasing it later at a lower price. The series will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the series must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the series may be required to pay in connection with a short sale. Whenever the series engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. This series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the Financial Statements.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments, futures, and amortization and accretion on debt securities.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2001, aggregate unreimbursed expenses amounted to $95,242.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2001, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $86,781,938 and $36,401,165, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $252,454,406
                                                               ------------
Gross unrealized depreciation                                  $(35,850,816)
Gross unrealized appreciation                                    33,907,446
                                                               ------------
    Net unrealized depreciation                                $ (1,943,370)
                                                               ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                           SIX MONTHS ENDED JUNE 30, 2001                        YEAR ENDED DECEMBER 31, 2000
                            ---------------------------------------------        --------------------------------------------
                                         SHARES                    AMOUNT                   SHARES                     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                           5,038,477              $ 80,106,530               10,024,286               $178,491,006
Shares issued to shareholders in
  reinvestment of distributions         311,049                 4,762,155                   69,757                  1,180,980
Shares reacquired                    (3,372,181)              (53,242,474)              (2,406,912)               (42,474,531)
                                     ----------               -----------               ----------               ------------
    Net increase                      1,977,345              $ 31,626,211                7,687,131               $137,197,455
                                      =========              ============               ==========               ============

Service Class shares
                                           SIX MONTHS ENDED JUNE 30, 2001                      PERIOD ENDED DECEMBER 31, 2000*
                            ---------------------------------------------      ----------------------------------------------
                                         SHARES                    AMOUNT                   SHARES                     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                           3,143,086               $50,009,017                2,773,829               $ 48,071,738
Shares issued to shareholders in
  reinvestment of distributions         130,059                 1,987,311                      --                         --
Shares reacquired                      (545,260)               (8,614,245)                (223,223)                (3,861,554)
                                     ----------               -----------               ----------               ------------
    Net increase                      2,727,885               $43,382,083                2,550,606               $ 44,210,184
                                      =========              ============               ==========               ============

* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2001, was $1,656. The series had no borrowings during the period.

(7) Restricted Securities
The series may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 2001, the series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.61% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                             DATE OF         SHARE
DESCRIPTION              ACQUISITION        AMOUNT          COST          VALUE
-------------------------------------------------------------------------------
Abgenix, Inc.               10/31/00        13,500      $945,000     $  597,375
Cyberonics, Inc.             2/12/01        46,300       833,400        782,470
Sitara Networks, Inc.        6/14/00        42,400       276,024        165,360
                                                                     ----------
                                                                     $1,545,205
                                                                     ==========

(C)2001 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        VND-3 8/01 48.5M